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                                                                    EXHIBIT 32.1

              SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Frank C. Lin, Chief Executive Officer of Trident Microsystems, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 13, 2004                     /s/ Frank C. Lin
                                             ----------------------------
                                             Frank C. Lin
                                             Chief Executive Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO TRIDENT MICROSYSTEMS, INC. AND WILL BE RETAINED BY TRIDENT MICROSYSTEMS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.